UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2021

BIO-key International, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of principal executive offices)

(732) 359-1100 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

The Board of Directors of BIO-key International, Inc., a Delaware corporation (the “Company”), has established Friday, June 18, 2021 as the date of the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). Stockholders of record at the close of business on April 26, 2021 and only such stockholders will be entitled to notice of and to vote at the 2021 Annual Meeting. The time and location of the 2021 Annual Meeting will be as set forth in the Company’s proxy statement for the 2021 Annual Meeting.

Because the date of the 2021 Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2020 annual meeting of stockholders, which was held on August 6, 2020, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the deadlines for any stockholder to submit a nominee to serve as director or to submit a proposal to be considered for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s proxy statement, filed with the United States Securities and Exchange Commission (the “SEC”) on June 15, 2020, no longer apply. Pursuant to the Company’s bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this report.

To be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting in accordance with Rule 14a-8, stockholder proposals must be submitted in writing by March 31, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting.

In accordance with the Company’s Bylaws, because the date of the 2021 Annual Meeting will be more than 20 days from the anniversary of the Company’s 2020 annual meeting of stockholders, in order for a stockholder entitled to vote to bring a proposal or submit nominee for director at the 2021 Annual Meeting, notice by the stockholder must be received no earlier than the 90th day prior to the 2021 Annual Meeting date and not later than the later of (i) the 60th day prior to the 2021 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting is first made. Accordingly, notice of stockholder nominations or proposals for the 2021 Annual Meeting must be received no earlier than March 20, 2021 and no later than April 19, 2021.

Proposals and notices must be in writing and received by our Corporate Secretary at 3349 Highway 138, Building A, Suite E, Wall, NJ 07719, and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: March 9, 2021
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer